UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 19, 2015

Citigroup Commercial Mortgage Trust 2015-P1

(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Macquarie US Trading LLC d/b/a Principal Commercial Capital

Wells Fargo Bank, National Association

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-10	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 19, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian, of Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1 (the “Certificates”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $949,216,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”) and Drexel Hamilton, LLC (“Drexel”, and together with Citigroup, Wells Fargo Securities and Deutsche Bank Securities, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 6, 2015 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and Wells Fargo Securities are acting as co-lead managers, and Deutsche Bank Securities Inc. and Drexel are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 16, 2015, as supplemented by the Prospectus Supplement, dated August 6, 2015 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $146,560,641, were sold to Citigroup, Wells Fargo Securities, Deutsche Bank Securities Inc. and Drexel (collectively with Citigroup, Wells Fargo Securities and Deutsche Bank Securities Inc., in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of August 6, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-P1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 45 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 146 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2015 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2015 (the “PCC Mortgage Loan Purchase Agreement”), between the Depositor and PCC, and (iii) Wells Fargo Bank, National Association (“WFBNA”) pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2015 (the “WFBNA Mortgage Loan Purchase Agreement and, together with the CGMRC Mortgage Loan Purchase Agreement and the WFBNA Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and WFBNA.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Eden Roc (the “Eden Roc Mortgage Loan”) is part of a loan combination (the “Eden Roc Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and two pari passu companion loans (each, a “Eden Roc companion loan”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Eden Roc Loan Combination, (i) the Eden Roc companion loan, evidenced by the controlling promissory note A-1, is part of a mortgage pool backing the COMM 2015-CCRE24 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “COMM 2015-CCRE24 certificates”), and (ii) the Eden Roc Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the COMM 2015-CCRE24 certificates, dated as of August 1, 2015 (the “COMM 2015-CCRE24 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer (the “COMM 2015-CCRE24 Master Servicer”), LNR Partners, LLC, as special servicer (the “COMM 2015-CCRE24 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee (the “COMM 2015-CCRE24 Trustee”), and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The COMM 2015-CCRE24 Master Servicer and the COMM 2015-CCRE24 Special Servicer are responsible for servicing the Eden Roc Mortgage Loan and administering the related mortgaged property, and the COMM 2015-CCRE24 Trustee is the mortgagee of record with respect to the Eden Roc Mortgage Loan.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus Supplement as Ascentia MHC Portfolio (the “Ascentia MHC Portfolio Mortgage Loan”) is part of a loan combination (the “Ascentia MHC Portfolio Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (the “Ascentia MHC Portfolio companion loan”) that is held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Ascentia MHC Portfolio Loan Combination, (i) the Ascentia MHC Portfolio companion loan, evidenced by the controlling note A-1, is part of a mortgage pool backing the GS Mortgage Securities Trust 2015-GC32, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32 (the “GSMS 2015-GC32 certificates”), (ii) the Ascentia MHC Portfolio Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2015-GC32 certificates, dated as of July 1, 2015 (the “GSMS 2015-GC32 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “GSMS 2015-GC32 Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “GSMS 2015-GC32 Special Servicer”), Wells Fargo Bank, National Association, as trustee (the “GSMS 2015-GC32 Trustee”) and certificate administrator, and Park Bridge Lender Services LLC, as operating advisor. The GSMS 2015-GC32 Master Servicer and the GSMS 2015-GC32 Special Servicer are responsible for servicing the Ascentia MHC Portfolio Mortgage Loan and administering the related mortgaged properties, and the GSMS 2015-GC32 Trustee is the mortgagee of record with respect to the Ascentia MHC Portfolio Mortgage Loan.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus Supplement as US StorageMart Portfolio (the “US StorageMart Portfolio Mortgage Loan”) is part of a loan combination (the “US StorageMart Portfolio loan combination”) comprised of the subject Mortgage Loan included in the issuing entity, five pari passu companion loans (the “US StorageMart Portfolio pari passu companion loans”) and two subordinate companions (the “US StorageMart Portfolio subordinate companion loans”, and collectively with the US StorageMart Portfolio pari passu companion loans, the “US StorageMart Portfolio companion loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the US StorageMart Portfolio Loan Combination, (i) US StorageMart Portfolio pari passu companion loans evidenced by the non-controlling notes A-1A, A-1B and A-1C, and the US StorageMart Portfolio subordinate companion loans evidenced by the controlling note A-2A and by the non-controlling note A-2B, are part of a mortgage pool backing the CGBAM Commercial Mortgage Trust 2015-SMRT, Commercial Mortgage Pass Through Certificates, Series 2015-SMRT (the “CGBAM 2015-SMRT certificates”), (ii) the US StorageMart Portfolio Loan Combination is being serviced pursuant to the trust and servicing agreement governing the issuance of the CGBAM 2015-SMRT certificates, dated as of May 6, 2015 (the “CGBAM 2015-SMRT TSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer (the “CGBAM 2015-SMRT Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “CGBAM 2015-SMRT Special Servicer”), Deutsche Bank Trust Company Americas, as trustee (the “CGBAM 2015-SMRT Trustee”), and Citibank, N.A., as certificate administrator. The CGBAM 2015-SMRT Servicer and the CGBAM 2015-SMRT Special Servicer are responsible for servicing the US StorageMart Portfolio Mortgage Loan and administering the related mortgaged properties, and the CGBAM 2015-SMRT Trustee is the mortgagee of record with respect to the US StorageMart Portfolio Mortgage Loan.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Alderwood Mall (the “Alderwood Mall Mortgage Loan”) is part of a loan combination (the “Alderwood Mall loan combination”) comprised of the subject Mortgage Loan included in the issuing entity, five pari passu companion loans (the “Alderwood Mall pari passu companion loans”) and two subordinate companions (the “Alderwood Mall subordinate companion loans”, and collectively with the Alderwood Mall pari passu companion loans, the “Alderwood Mall companion loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Alderwood Mall Loan Combination, (i) Alderwood Mall pari passu companion loans evidenced by controlling note A-1-1 and the non-controlling note A-1-2, and the Alderwood Mall subordinate companion loans evidenced by the non-controlling notes A-2-1 and A-2-2, are part of a mortgage pool backing the MSCCG Trust 2015-ALDR, Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR (the “MSCCG 2015-ALDR certificates”), (ii) the Alderwood Mall Loan Combination is being serviced pursuant to the trust and servicing agreement governing the issuance of the MSCCG 2015-ALDR certificates, dated as of May 1, 2015 (the “MSCCG 2015-ALDR TSA”), between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer (the “MSCCG 2015-ALDR Servicer”), KeyBank National Association, as special servicer (the “MSCCG 2015-ALDR Special Servicer”), and Wells Fargo Bank, National Association, as trustee (the “MSCCG 2015-ALDR Trustee”) and certificate administrator. The MSCCG 2015-ALDR Servicer and the MSCCG 2015-ALDR Special Servicer are responsible for servicing the Alderwood Mall Mortgage Loan and administering the related mortgaged properties, and the MSCCG 2015-ALDR Trustee is the mortgagee of record with respect to the Alderwood Mall Mortgage Loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, WFBNA and PCC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,284,918, were approximately $1,105,573,198. Of the expenses paid by the Depositor, approximately $344,759 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,346,237 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

With respect to the mortgage loans sold to the depositor by PCC, Principal Global Investors, LLC will act as primary servicer pursuant to a sub-servicing agreement dated as of August 1, 2015 (the “Primary Servicing Agreement”), between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated June 24, 2015 to the Prospectus, dated January 16, 2015. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the COMM 2015-CCRE24 PSA, the GSMS 2015-GC32 PSA, the CGBAM 2015-SMRT TSA, MSCCG 2015-ALDR TSA, the Underwriting Agreement, the Primary Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of August 6, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE24 certificates, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC32 certificates, dated as of July 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee and certificate administrator.
Exhibit 4.4	Trust and servicing agreement governing the issuance of the CGBAM 2015-SMRT certificates, dated as of May 6, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and as special servicer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator.

Exhibit 4.5	Trust and servicing agreement governing the issuance of the MSCCG 2015-ALDR certificates, dated as of May 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee and certificate administrator.
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 19, 2015.
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 19, 2015 (included as part of Exhibit 5).
Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of August 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of August 1, 2015, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association and Citigroup Commercial Mortgage Securities Inc., pursuant to which Wells Fargo Bank, National Association sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 10.4	Sub-servicing agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 19, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: Vice President

CGCMT 2015-P1 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of August 6, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE24 certificates, dated as of August 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC32 certificates, dated as of July 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee and certificate administrator.
4.4	Trust and servicing agreement governing the issuance of the CGBAM 2015-SMRT certificates, dated as of May 6, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and as special servicer, Deutsche Bank Trust Company Americas, as trustee, and Citibank, N.A., as certificate administrator.

4.5	Trust and servicing agreement governing the issuance of the MSCCG 2015-ALDR certificates, dated as of May 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee and certificate administrator.
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 19, 2015.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 19 (included as part of Exhibit 5).	(E)
10.1	Mortgage Loan Purchase Agreement, dated as of August 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of August 1, 2015, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association and Citigroup Commercial Mortgage Securities Inc., pursuant to which Wells Fargo Bank, National Association sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.4	Sub-servicing agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated August 19, 2015 (included as part of Exhibit 5).	(E)